Acquisitions	12 Months Ended
Dec. 31, 2025
Acquisition [Abstract]
Acquisitions	Acquisitions

	2025			2024
	Norther Superior Resources Inc.	Mines D'Or Orbec Inc.	Total	Vanstar
Assets acquired and liabilities assumed
Exploration and evaluation assets	$330.1	$15.2	$345.3	$29.3
Current Assets	3.3	1.0	4.3	0.3
Current Liabilities	(1.2)	(1.6)	(2.8)	—
Non Current Liabilities	(0.9)	—	(0.9)	—
	$331.3	$14.6	$345.9	$29.6
Consideration transferred
Share consideration	$304.0	$7.4	$311.4	$28.2
Cash and cash equivalents	25.0	5.8	30.8	(0.1)
Existing Interest in Mines D'Or Orbec	—	1.0	1.0	—
	$329.0	$14.2	$343.2	$28.1
Transaction costs	2.3	0.4	2.7	1.5
	$331.3	$14.6	$345.9	$29.6
Northern Superior Resources Inc.
On December 19, 2025, the Company acquired all of the issued and outstanding shares of Northern Superior Resources Inc. (“Northern Superior”) for total consideration of approximately $329.0 million which included 18.1 million common shares of the Company and cash of $25.0 million. The purchase price reflects the fair value of consideration at the acquisition date, including the Company’s share consideration, measured using the Company’s closing share price on the acquisition date, and the cash consideration described above.
The acquisition did not meet the IFRS definition of a business combination as the identifiable assets acquired are exploration stage properties with no identified economically recoverable reserves. Consequently, the transaction was recorded as an asset acquisition.
The total purchase price was allocated to the assets acquired and the liabilities assumed based on the fair value of the total consideration transferred at the closing date of the acquisition.
The Company also incurred transaction costs of $2.3 million which were capitalized to the exploration and evaluation assets acquired
Mines D'Or Orbec Inc.
On December 22, 2025, the Company acquired all of the issued and outstanding shares of Mines D’Or Orbec Inc. (“Orbec”) for total consideration of approximately $14.2 million which included 0.4 million common shares of the Company and cash of $5.8 million.
The acquisition did not meet the IFRS definition of a business combination as the asset acquired is an exploration stage property with no identified economically recoverable reserves. Consequently, the transaction was recorded as an asset acquisition.
The total purchase price was allocated to the assets acquired and the liabilities assumed based on the fair value of the total consideration transferred at the closing date of the acquisition.
The Company also incurred transaction costs of $0.4 which were capitalized to the exploration and evaluation assets acquired.
Vanstar
On February 13, 2024, the Company acquired all of the issued and outstanding common shares of Vanstar for consideration of approximately 12.0 million common shares of the Company. Vanstar owned a 25% interest in the Nelligan Gold Project ("Nelligan") in Quebec, Canada. With the acquisition of Vanstar complete, the Company owns a 100% interest in Nelligan. In addition, the Company acquired a 1% NSR royalty held by Vanstar on select claims of Nelligan that were cancelled, as well as other early stage exploration properties in Northern Quebec. The total purchase price amounted to $29.6 million, which included transaction costs of $1.5 million, and was net of cash and cash equivalents acquired of $0.1 million. The transaction costs included 0.2 million common shares, with a value of $0.4 million, issued for professional services.
The acquisition did not meet the IFRS definition of a business combination as the primary asset is an exploration stage property with no identified economically recoverable reserves. Consequently, the transaction was recorded as an asset acquisition.
The total purchase price was allocated to the assets acquired and the liabilities assumed based on the fair value of the total consideration transferred at the closing date of the acquisition.